Exhibit 99.1
1Q 2010 Earnings Conference Call
May 6, 2010

Safe Harbor Statement
This presentation includes “forward-looking statements” within the meaning of Section
27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as
amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,”
“should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following:
❑Increasing competition in the communications industry; and
❑A complex and uncertain regulatory environment.
A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov,
www.shentel.com or on request from the Company. The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

Chris French
CEO and President

SHENTEL

($4.2)
$6.8
1Q'09
1Q'10

$6.2
$6.6
1Q'09
1Q'10

1Q ‘10 Highlights
❑ Net Income - 1Q 2010 net income of
 $6.8 million
❑ Operating results - Net income from
 continuing operations of $6.6 million
 up 7%, with wireless up 4%
❑ Cable Loss - Net loss from the cable
 segment of $1.3 million
Net Income
(in millions)
Net Income from Continuing Operations
(in millions)

SHENTEL

211.5
213.1
222.8
224.5
12/31/2008
3/31/2009
12/31/2010
3/31/2010

1Q ’10 Wireless Highlights
■ Steady Wireless growth - customers
 up 5% in the last year, net adds up
 7% this quarter
■ Quarterly churn improves - Q1
 ‘10 churn of 1.91% compared to
 1.99% for Q4 ‘09 and 2.15% for Q1
 ’09
■ Wireless upgrades completed -
 Capital Spending reduced as wireless
 high speed data upgrade and coverage
 improvement programs are completed
PCS Customers (000s)

10.0
10.3
11.0
11.5
12/31/2008
3/31/2009
12/31/2009
3/31/2010

1Q ’10 Other Highlights
■ Cable Triple Play - 68% of acquired
 homes passed upgraded through
 March 31
■ North River commitments
 delivered - DSL service available to
 100% of North River customers, up
 from 50% at year end
■  Substantial DSL growth - DSL subs
 up 5% in Q1 2010
■ Discontinued Operations -
 Converged Services sale process
 continues
DSL Customers (000s)

Adele Skolits
CFO and VP of Finance

$0.26
$0.28
1Q'09
1Q'10

$0.29
($0.18)
1Q '09
1Q'10

EPS
Earnings Per Share
Earnings per Share from Continuing
Operations
■ Solid Earnings- EPS from
 continuing operations of $.28 in 1Q
 ’10, up 8%

SHENTEL

| | Quarter Ended | | |
| --- | --- | --- | --- |
| | **3/31/09** | **3/31/10** | **Change** |
| Operating Income | $12.0 | $11.5 | (0.5) |
| Depreciation and Amortization | 7.9 | 8.3 | 0.4 |
| **OIBDA** | **$19.9** | **$19.8** | **($0.1)** |

Profitability
OIBDA for the Quarter Ended ($ millions)

SHENTEL

$800
$600
$400
$200
$0
($200)
($400)
($600)
($800)
$651
($92)
($757)
$159
Wireless
Wireline
Cable
Other

OIBDA
Change between 1Q’09and 1Q’10
in thousands
Wireless
 ■ Average customers and
 service revenues up 5%
 ■ Operating costs
 associated with PCS
 network upgrades
Wireline
 ■ Service revenues up 3%
Cable
 ■ Revenues up despite
 having sold 7% of the
 RGU’s
 ■ Increased costs
 associated with network
 upgrades and adding
 1,172 net adds in Q1’10
 vs. loss of 69 in Q1’09

| | 1Q'09 | 1Q'10 | Change |
|---|---|---|---|
| Net Cash from Operations | $ 21.2 | $ 16.0 | $ (5.2) |
| Capital Expenditures | (9.1) | (9.6) | (0.5) |
| Borrowings | 2.0 | 0.0 | (2.0) |
| Debt Repayments | (1.1) | (1.1) | 0.0 |
| Other | 0.4 | 0.8 | 0.4 |
| Net Increase in Cash | $ 13.4 | $ 6.1 | $ (7.3) |

Cash Flows
Cash Flows ($ millions)
■ Operating cash flow - Lower due
 to timing of payments vendor, tax
 and Sprint payments
■ Capex - Expenditures flat with
 Q1’09 and lower than previous
 quarters as Wireless network
 improvements slow
■ Cost of Capital will drop - The
 balance sheet will enable us to use
 leverage to acquire JetBB, shifting
 the fundamental capital structure
 and dropping capital costs

Earle MacKenzie
EVP and COO

211.5
213.1
222.8
224.5
12/31/2008
3/31/2009
12/31/2010
3/31/2010

Key Operational Results - Wireless
PCS Customers (000s)

15,248
14,516
1Q'09
1Q'10

1,592
1,708
1Q'09
1Q'10

Key Operational Results - Wireless
Gross Additions
Net Additions
■ Decrease in churn from
 2.15% in Q1 ‘09 and
 1.99% in Q4 ‘09 to 1.91%
 in Q1 ’10
■ Improvements in retention
 lead to a 7% increase in
 net adds
■ Bad Debt write-offs and
 credits are down 5%
 Q1’10 over Q1’09

SHENTEL

Voice
Data
$56.62
$17.99
$38.63
$55.38
$20.54
$34.84
1Q '09
1Q '10

Key Operational Results - PCS
Gross Billed Revenue per User - Data & Voice 1
1 - Before Service credits, bad debt, Sprint Nextel fees. See reconciliation of Non-GAAP financial measures on slide 24

Total Up 3%
$5.2
$1.7
$3.8
$25.4
Net Up 4%
$5.4
$1.4
$3.8
$26.5
1Q'09
1Q '10
Management & Service Fees
Bad Debt
Service Credits
Net Revenue

PCS Revenues
Gross Billed Revenues ($ millions)
$36.0
$37.1

PCS Customers Top Picks Q1 2010
■ Top Service Plans - 49% of
 Gross Adds
 ▶ Everything Data Family
 1500
 ▶ Everything Messaging
 Family 1500
 ▶ Everything 450
■ Top Devices - Shentel
 Controlled Channels
 ▶ Sanyo 3810 12%
 ▶ Sanyo 2700 11%
 ▶ Blackberry Curve 9%
 ▶ Samsung Exclaim 9%
 ▶ LG Rumor 2 9%
 ▶ Mobile Data Cards 7%

EVDO
Total
411
419
476
481
211
237
334
340
12/31/2008
3/31/2009
12/31/2009
3/31/2010

Meeting PCS Customer Needs
■ Growth in sites and EVDO
 coverage has slowed

■ Expanded data offering
 ▶ Over 95% POP’s with
 EVDO coverage

■ Future investments success
 based or maintenance related
Number of Cell Sites

24.0
23.9
24.4
24.2
12/31/2008
3/31/2009
12/31/2009
3/31/2010

9.9
10.2
11.0
11.5
4.9
4.6
3.4
3.0
12/31/2008
3/31/2009
12/31/2009
3/31/2010
Dial-Up
DSL

Key Operational Results - Wireline
■ Modest access line loss
■ 46% overall broadband
 penetration
■ 12% growth in DSL
 customers since 3/31/09
Access lines (000s)
Internet Customers (000s)
1 DSL only available within LEC area
2 Dial-up offered inside and outside the LEC area

1,172
935
(69)
(38)
(279)
1Q '09
2Q '09
3Q '09
4Q '09
1Q '10

Key Operational Results - Cable
■ Upgrades continue to result in
 substantial RGU growth
■ 68% of homes passed
 upgraded in acquired markets
■ Voice service launched
Cable Segment Net RGU Growth

Key Operational Results - Cable
	12/31/08	3/31/09	12/31/09	3/31/10
Video
Homes Passed	64,365	64,365	56,268	56,268
Penetration	38.70%	38.50%	40.50%	41.30%
High-speed Internet
Available Homes	19,405	19,405	25,748	27,522
Penetration	5.80%	6.20%	8.10%	10.10%
Voice
Available Homes	-	-	-	6,355
Penetration	n/a	n/a	n/a	0.60%

SHENTEL

Wireless
Wireline
Cable
Other
JetBB Acquisition
$65.6
$9.5
$0.5
$20.0
$45.1
$53.2
$3.5
$13.5
$8.7
$27.5
$52.2
$11.1
$3.1
$12.1
$13.5
$12.4
Cable
$0.2
$29.1
$7.0
$8.1
$13.8
2007 Actual
2008 Actual
2009 Actual
2010 Estimated

Investing in the Future
■ Wireless expansion slows to
 success-based coverage &
 capacity adds in 2010
■ Complete program to increase
 broadband speeds to 10 MB+
 in LEC area
■ Increased miles and capacity
 of fiber
■ Complete upgrade of existing
 cable systems to 2-way to
 provide triple play of services
■ Initial JetBB upgrades
Capex Spending

Q&A

Appendix

Non-GAAP Financial Measure - Billed Revenue per Subscriber
Dollars in thousands (except subscribers and revenue per subscriber)
	1Q '09	1Q '10
Gross billed revenue

Wireless segment total operating revenues	$28,804	$30,233
Equipment revenue	-1,270	-1,218
Other revenue	-2,174	-2,488
Wireless service revenue	25,360	26,527
Service credits	3,764	3,756
Write-offs	1,705	1,422
Management fee	2,482	2,592
Service fee	2,730	2,851
Gross billed revenue	36,041	37,148

Average subscribers	212,176	223,591

Billed revenue per subscriber	$56.62	$55.38